UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2020
BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26125 N. Riverwoods Blvd., Suite 500		60045-3420
Mettawa	Illinois
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 735-4700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.75 per share	BC	New York Stock Exchange
Chicago Stock Exchange
6.500% Senior Notes due 2048	BC-A	New York Stock Exchange
6.625% Senior Notes due 2049	BC-B	New York Stock Exchange
6.375% Senior Notes due 2049	BC-C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2020, the Board of Directors of Brunswick Corporation (“Brunswick”) elected Reginald Fils-Aime to the Board of Directors, effective January 1, 2021. Mr. Fils-Aime has not been appointed to any committee of the Board of Directors at this time.

Mr. Fils-Aime’s compensation will be consistent with that provided to all Brunswick non-employee directors, as described in Brunswick's most recent proxy statement, filed with the Securities and Exchange Commission on March 20, 2020. There are not any transactions or relationships between Brunswick and Mr. Fils-Aime, therefore nothing is required to be disclosed pursuant to Item 404 of Regulation S-K. In addition, the Board has determined that Mr. Fils-Aime is independent for purposes of the listing standards of the New York Stock Exchange and Brunswick's Principles and Practices of the Board of Directors.

The news release announcing the election of Mr. Fils-Aime to the Brunswick Board of Directors is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description of Exhibit
99.1	Brunswick Corporation News Release Dated October 26, 2020.
104	The cover page from this Current Report on Form 8-K, embedded within and formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

BRUNSWICK CORPORATION

Dated: October 26, 2020	By:	/S/ CHRISTOPHER F. DEKKER
Christopher F. Dekker
Vice President, General Counsel, and Secretary